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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                Date of Report
                                 May 8, 2002



                              LENNAR CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                    1-11749                  95-4337490
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)         Identification Number)



700 NORTHWEST 107TH AVENUE, MIAMI, FLORIDA                        33172
 (Address of Principal Executive Offices)                       (Zip Code)



                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 9.  REGULATION FD DISCLOSURE

         The Registrant has executed a Memorandum of Understanding with Pacific Century Homes, Inc. ("Pacific Century") relating to a transaction in which the Registrant would acquire a portion of the homesites owned by Pacific Century and recieve options to purchase the remainder of its homesites. The Memorandum of Understanding contemplates a period during which the Registrant will review Pacific Century's business and operations. There will be no transaction unless the Registrant approves the results of the review, and in any event there will be no transaction unless definitive agreements are executed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2002



                                   By:    /s/ David B. McCain
                                      ------------------------------------
                                      Name:   David B. McCain
                                      Title:  Vice President and Secretary